UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2026

Tiptree Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-33549	38-3754322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Steamboat Road 2nd Floor
Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 446-1400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TIPT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 28, 2026, Tiptree Inc. (“Tiptree”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Shield Holdings, LLC, UH Partners, LLC, certain individual equityholders identified therein (collectively, the “Sellers”), and the Sellers’ Representative (as defined therein). Pursuant to the Purchase Agreement, Tiptree agreed to acquire all of the issued and outstanding equity interests of Universal Shield Insurance Group, Inc. (“USIG”), the parent company of Universal Fire & Casualty Insurance Company and Shield Indemnity Incorporated, for a purchase price of $100 million, subject to reduction for leakage as set forth in the Purchase Agreement (the “Transaction”).

The Transaction is subject to customary closing conditions, including receipt of required insurance regulatory approvals and the absence of legal restraints prohibiting the Transaction. The parties currently expect the Transaction to close in the first quarter of 2027, subject to the timing of required regulatory approvals and satisfaction or waiver of the remaining closing conditions.

The Purchase Agreement contains customary representations, warranties and covenants of the parties. The Purchase Agreement also provides for customary termination rights under specified circumstances.

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of specific dates, were solely for the benefit of the parties thereto, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants as characterizations of the actual state of facts or condition of Tiptree, USIG or any of their respective subsidiaries or affiliates.

Item 2.02 Results of Operations and Financial Condition.

On July 29, 2026 Tiptree issued a press release announcing its results of operations for the six months ended June 30, 2026. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Included in the press release furnished as Exhibit 99.1 was an announcement of the proposed Transaction, a copy of which is furnished as Exhibit 99.1 and incorporated herein by reference.

Also included in the press release furnished as Exhibit 99.1 was an announcement that the board of directors of the Company has declared a cash dividend of $0.06 per share to Tiptree’s stockholders, with a record date of August 17, 2026 and a payment date of August 24, 2026.

The information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. Furthermore, the information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “seek,” “may,” “plan,” “project,” “should,” “target,” “will,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than historical facts, including statements regarding the expected timing of the closing, satisfaction of the conditions to closing of the Transaction, Tiptree’s expected financial condition, results of operations and business performance and the tax and accounting consequences of the Transaction are forward-looking statements. These forward-looking statements are based upon Tiptree’s present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by Tiptree’s forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond Tiptree’s control. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: (a) failure to satisfy the conditions to closing of the Transaction, including required regulatory approvals; (b) potential legal proceedings relating to the Purchase Agreement and the Transaction; (c) the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement; (d) failure to consummate the Transaction in a timely manner or at all, (e)

the effect of the announcement of the Purchase Agreement on Tiptree’s future operating results and financial condition; (f) the market price of Tiptree’s common stock; (g) the transaction costs that Tiptree will incur in connection with the Transaction; (h) changes in Tiptree’s business or operating results; (i) failure of Tiptree to realize financial benefits currently anticipated from the Transaction; (j) competitive pressures in the markets in which Tiptree operates; (k) the effects of market volatility or macroeconomic changes and financial market regulations on the industries in which Tiptree operates; (l) the effects of changes in laws and regulations; and (m) cybersecurity attacks or information system failures disrupting Tiptree’s business.

For additional information about risks and uncertainties that may cause actual results of the Transaction to differ materially from those described, please refer to Tiptree’s reports filed with the SEC, including, without limitation, the “Risk Factors” and/or other information included in such reports. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. The forward-looking statements in this Current Report on Form 8-K speak only as of the date hereof. Except as required by law, Tiptree assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Item 9.01 Financial Statements and Exhibits.

(d) List of Exhibits:

Exhibit No.	Description
10.1*

Stock Purchase Agreement, dated July 28, 2026, by and among Shield Holdings, LLC, UH Partners, LLC, certain individual sellers party thereto, the Sellers’ Representative (as defined therein) and Tiptree Inc.

99.1	Tiptree Inc. press release, dated July 29, 2026.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S‑K. Tiptree agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tiptree Inc.

Date:	July 29, 2026	By:	/s/ Michael G. Barnes
		Name:	Michael G. Barnes
		Title:	Chairman and Chief Executive Officer